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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2005


                  The Smith & Wollensky Restaurant Group, Inc.
             (Exact name of registrant as specified in its charter)




            Delaware                     001-16505             58-2350980
(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)         Identification No.)

              1114 First Avenue                                  10021
              New York, New York                               (Zip Code)
   (Address of principal executive offices)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 1.01         Entry into a Material Definitive Agreement

On May 23, 2005, S&W of Las Vegas, L.L.C., a subsidiary (the "Subsidiary") of The Smith & Wollensky Restaurant Group, Inc. (the "Company"), entered into a lease (the "Lease") with Metroflag SW, LLC (the "Buyer") pursuant to which the Subsidiary will lease from the Buyer the property located at 3767 Las Vegas Boulevard South, Las Vegas, Nevada (the "Property").

The Lease has a 40 year term and requires the Subsidiary to pay rent, subject to customary increases over time. The Lease contains customary representations, warranties, covenants and indemnities.

A copy of the Lease is attached as Exhibit 10.102 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 2.01         Completion of Acquisition or Disposition of Assets

On May 23, 2005, the Company issued a press release announcing that the Subsidiary assigned to the Buyer its existing ground lease in respect of the Property and the Buyer exercised the option to purchase the Property contained in the existing ground lease. In connection with the transaction, the Subsidiary entered into the Lease. The aggregate net purchase price paid to the Subsidiary was $19.0 million. The Subsidiary is required to use approximately $8.7 million of the net proceeds from the transaction to repay existing indebtedness. The Contract of Sale executed in connection with the above described transaction was filed as Exhibit 10.99 to the Company's Annual Report on Form 10-K for the year ended January 3, 2005 and is incorporated herein by reference.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.01.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.02         Results of Operations and Financial Condition

On May 19, 2005, the Company issued a press release describing selected financial results of the Company for the quarter ended April 4, 2005. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

On May 19, 2005, the Company held a conference call to discuss the selected financial results of the Company for the quarter ended April 4, 2005. A copy of the transcript of the call is attached as Exhibit 99.3 to this Current Report on Form 8-K. The transcript has been selectively edited to facilitate the understanding of the contents of the conference call.


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


Item  8.01            Other Events

On May 24, 2005, the Company issued a press release announcing that its Board of Directors authorized a stock repurchase program under which up to 1.0 million shares of the Company's outstanding common stock may be acquired in the open market over the next 18 months at the direction of management.

A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K.

Item 9.01             Financial Statements and Exhibits

(c)        Exhibits

           10.102 Lease, dated as of May 23, 2005 by and between Metroflag SW, LLC and S&W of Las Vegas, L.L.C.

           99.1 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated May 23, 2005

           99.2 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated May 19, 2005

           99.3 Transcript from the earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on May 19, 2005

           99.4 Press Release of The Smith & Wollensky Restaurant Group, Inc. dated May 24, 2005


The information contained in Item 2.02 of this Current Report on Form 8-K and Exhibits 99.2 and 99.3 attached hereto shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 The Smith & Wollensky Restaurant Group, Inc.


                                 By:  /s/ Alan M. Mandel
                                      -----------------------------------------
                                      Alan M. Mandel
                                      Chief Financial Officer, Executive Vice
                                      President of Finance, Treasurer and
                                      Secretary


Date:   May 24, 2005


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



                                Index to Exhibits
                                -----------------

Exhibit No.           Description of document
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10.102*    Lease,  dated as of May 23, 2005 by and between Metroflag SW, LLC and
           S&W of Las Vegas, L.L.C.

99.1* Press Release of The Smith & Wollensky Restaurant Group, Inc. dated May 23, 2005

99.2* Press Release of The Smith & Wollensky Restaurant Group, Inc. dated May 19, 2005

99.3* Transcript from the earnings conference call of The Smith & Wollensky Restaurant Group, Inc. held on May 19, 2005

99.4* Press Release of The Smith & Wollensky Restaurant Group, Inc. dated May 24, 2005

* Filed herewith.


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